                          The Target Portfolio TrustSM
------------------------------------------------------------------------------
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2000

Investment Advisory and Other Services

The section entitled 'Investment Advisory and Other Services--Manager and Advisers' is amended as follows.

   The first paragraph under 'Large Capitalization Value Portfolio' is amended to read in its entirety as follows:

         J.P. Morgan Investment Management Inc. (J.P. Morgan), 522 Fifth Avenue, New York, New York 10036, serves as one of two Advisers to the Large Capitalization Value Portfolio. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. As of March 31, 2000, J.P. Morgan managed assets totaling approximately $376 billion.

   The paragraph under 'Intermediate-Term Bond Portfolio and Total Return Bond Portfolio' is amended to read in its entirety as follows:

         Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as the Adviser to the Intermediate-Term Bond and Total Return Bond Portfolios. PIMCO is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). The general partner of PIMCO Advisors is Pacific-Allianz Partners LLC (PacPartners LLC). Allianz of America, Inc. (Allianz of America) indirectly controls PacPartners LLC, while Pacific Life Insurance Company owns a non-controlling interest in PacPartners LLC. Allianz of America is a subsidiary of Allianz AG, a large, publicly-traded insurance company based in Germany. As of April 30, 2000, PIMCO had approximately $195 billion in assets under management.

The date of this Supplement is May 25, 2000.
TMF158C2